Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the TrimTabs ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the TrimTabs ETF Trust for the year ended July 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of theTrimTabs ETF Trust for the stated period.

/s/Theodore M. Theodore Theodore M. Theodore President (Principal Executive Officer) TrimTabs ETF Trust	/s/Jeff Lazar Jeff Lazar Treasurer (Principal Financial Officer) TrimTabs ETF Trust

Dated: September 27, 2018

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by TrimTabs ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.